K A M A N A C Q U I S I T I O N O F PA R K E R - H A N N I F I N A I R C R A F T W H E E L & B R A K E MAY 23, 2022

2 CAUTIONARY STATEMENT K A M A N . C O M FORWARD LOOKING STATEMENTS This presentation includes “forward looking statements” within the meaning of the federal securities laws relating to Kaman’s proposal to acquire Parker-Hannifin Corporation’s (“Parker’s”) aircraft wheel and brake division (the “Transaction”), including the benefits of the Transaction, the anticipated timing of the Transaction, and the expected performance and future operations of Kaman, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” “project,” “opportunity,” “will be,” “will continue,” “will likely result,” and other words of similar meaning in connection with a discussion of the Transaction or future operating or financial performance or events. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward looking statements. Such risks and uncertainties include, among others, (i) the ability of the parties to satisfy the conditions precedent and consummate the Transaction; (ii) the risk that audited financial statements for the acquired business may not be able to be prepared in a timely manner or at all; (iii) the risk that all required approvals under the Hart-Scott- Rodino Antitrust Improvements Act of 1976, as amended, and other applicable competition and foreign investment laws will not be received in a timely manner or at all; (iv) Kaman’s ability to arrange financing to complete the Transaction; (v) the risk that the consummation of the Transaction will not be completed in a timely manner or at all (including as a result of the European Commission not requiring Parker to divest the acquired business as a condition to its approval of Parker’s previously announced offer to acquire Meggitt PLC or such acquisition not otherwise closing), which may result in Kaman incurring significant costs and expenses and otherwise adversely affect the price of Kaman’s securities; (vi) the possibility that the Transaction will result in adjustments to the capped call arrangements Kaman entered into in connection with its convertible senior unsecured notes due May 2024 that will have a negative impact to Kaman and its current stockholders; (vii) the effect of the announcement or pendency of the Transaction on the business relationships and operating results of Kaman and the acquired business generally; (viii) the outcome of any legal proceedings that may be instituted against Kaman or Parker related to the purchase agreement or the Transaction ; (ix) following consummation of the Transaction, Kaman’s ability to enforce and protect intellectual property related to the acquired business; (x) risks that the Transaction disrupts the current plans and operations of Kaman or the acquired business; (xi) the representations and warranties provided by Parker and Kaman’s rights to recourse are extremely limited in the purchase agreement and, as a result, the assumptions on which its estimates of future results of the acquired business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the Transaction or exposure to material liabilities; (xii) the inability of Kaman to successfully integrate the operations of the acquired business and realize anticipated benefits of the Transaction; (xiii) the inability of Kaman or the acquired business to profitably attract new customers and retain existing customers; (xiv) the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and (xv) future and estimated revenues, earnings, cash flow, charges and expenditures. The foregoing list of factors is not exhaustive. Additional risks and uncertainties that could cause our actual results to differ materially from those expressed in the forward looking statements are identified in our reports filed with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation. Readers are cautioned not to put undue reliance on forward looking statements, and Kaman does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. NON-GAAP FINANCIAL MEASURES Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented at the end of the presentation.

3K A M A N . C O M PARKER AIRCRAFT WHEEL & BRAKE ACQUISTION MEETS KAMAN VALUE CREATION CRITERIA Expands our highly engineered product portfolio Business with a technical leadership position Increased exposure on aerospace & defense platforms Attractive financial profile with strong margins and cash flows Accretive investment Significant increase in high-margin aftermarket

TRANSACTION OVERVIEW

FINANCIAL HIGHLIGHTS	• Acquiring Parker-Hannifin Aircraft Wheel & Brake Division for $440 M • 100% cash consideration, financed with cash on hand and debt • Path to delever quickly utilizing strong combined free cash flow • Accretive to margin and cash flow expected within 12 months following close • Acquisition price represents 14x EBITDA (including tax benefit)[1]
TRANSACTION RATIONALE	• Expands Engineered Products segment • Strengthens reach into attractive end markets • Provides significant opportunity to grow revenue across expanded customer base • Adds innovative technologies in application engineering and material science • Increases applications in higher margin aftermarket products
TIMING / APPROVALS	• Estimated close second half of 2022 • Conditional upon regulatory approvals, including applicable competition and foreign investment laws

(1) EBITDA is for LTM December 31, 2021 provided by Parker and has not been audited. Tax benefit due to this being an asset purchase is estimated at $50 M.

KAMAN >> 1945

KAMAN.COM | 4

5K A M A N . C O M PARKER AIRCRAFT WHEEL & BRAKE LEADING PORTFOLIO • Trusted provider of mission critical wheel & brake technology products ESTABLISHED & PREDICTABLE BUSINESS • Best in class margins and strong cash flow • Long standing customer relationships with global reach • Solutions integrated into 100+ platforms worldwide • Installed base of ~450,000 aircraft globally serviced • Scalability for short-term and long-term growth • Customized propriety designs protected by intellectual property • Experienced leadership team ~$70 M 2021 REVENUE ~40% 2021 EBITDA MARGIN 80% SINGLE SOURCED CONTRACTS 1 CENTRALIZED LOCATION AVON, OH 75+ CUSTOMERS Note: All data including but not limited to Revenue and EBITDA Margin is LTM December 31, 2021 as provided by Parker and has not been audited.

6K A M A N . C O M PARKER AIRCRAFT WHEEL & BRAKE WHEEL ASSEMBLIES BRAKE HYDRAULICS BRAKE ASSEMBLIES COMPREHENSIVE SUITE OF PRODUCTS SERVING COMMERCIAL & DEFENSE PLATFORMS

7K A M A N . C O M COMBINATION CREATES VALUE 2021 Revenue $709 M ~$70 M $779 M 2021 Adjusted EBITDA Margin 13.5% ~40% ~16% Global Manufacturing Sites 13 1 14 Number of Employees ~2800 ~90 ~2900 Revenue by End Market Revenue by Manufacturer COMBINED (2) (1) Unaudited financial information provided by Parker, rounded to the nearest whole number. There are no adjustments for Parker for EBTIDA margin. (2) Combined business calculated as sum of Kaman FY 2021 results and Aircraft Wheel & Brake LTM December 31, 2021. OEM 33% AM 67%OEM 86% AM 14% OEM 81% AM 19% Defense 51% Com., Bus., GA 26% Medical 12% Ind. & Other 11% Defense 46% Com., Bus., GA 54% Defense 50%Com., Bus., GA 29% Medical 11% Ind. & Other 10% Aircraft Wheel & Brake Division (1)

COMPLEMENTARY STRENGTHS DRIVE VALUE K A M A N . C O M 8 SHAREHOLDERS Complementary strengths will support our goal to deliver top quartile performance EMPLOYEESCUSTOMERS Expanded suite of solutions will allow us to strengthen our customer relationships and continue to solve their toughest challenges Decades of combined industry experience and culture of innovation will foster growth opportunities + Aircraft Wheel & Brake Division

APPENDIX

NON-GAAP RECONCILIATIONS K A M A N . C O M 10 For Kaman: Adjusted EBITDA and Adjusted EBITDA Margin - Adjusted EBITDA is defined as net earnings before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company for the periods presented. Adjusted EBITDA margin is defined as Adjusted EBITDA as a percent of Net sales. Management believes Adjusted EBITDA and Adjusted EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because they provide a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA and Adjusted EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP. For Parker: EBITDA and EBITDA Margin – EBITDA and EBITDA margin for Aircraft Wheel and Brake represent unaudited financial information provided by Parker. EBITDA is defined as earnings before interest, taxes, net depreciation. EBITDA margin is defined as EBITDA as a percent of Net sale. EBITDA and EBITDA Margin are indicative of the operating performance of the Company for the periods presented. Management believes EBITDA and EBITDA margin provide an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of results between because they provide a view of operations that excludes items that management believes are not reflective of operating performance. EBITDA and EBITDA margin are not presented as an alternative measure of operating performance, as determined in accordance with GAAP.

NON-GAAP RECONCILIATIONS K A M A N . C O M 11 Thousands of U.S. dollars Consolidated Engineered Products Precision Products Structures Corp/Elims** Sales from continuing operations $ 708,993 $ 317,683 $ 256,329 $ 134,981 $ - Earnings (loss) from continuing operations, net of tax 43,676 Interest expense, net 16,290 Income tax expense (benefit) 16,832 Non-service pension and post retirement benefit income (26,229) Other income, net (142) Income from TSA (931) Operating income (loss) $ 49,496 $ 43,097 $ 55,366 $ (340) $ (48,627) Depreciation and amortization 36,654 26,306 4,148 3,462 2,738 Restructuring and severance costs 6,154 - - - 6,154 Cost associated with corporate development activities 1,198 - - - 1,198 Costs from transition services agreement 1,728 - - - 1,728 Loss on sale of business 234 - - - 234 Other Adjustments $ 45,968 $ 26,306 $ 4,148 $ 3,462 $ 12,052 Adjusted EBITDA $ 95,464 $ 69,403 $ 59,514 $ 3,122 $ (36,575) Adjusted EBITDA margin 13.5% 21.8% 23.2% 2.3% Table 1. Kaman Adjusted EBITDA and Adjusted EBITDA Margin (unaudited) Twelve Months Ended December 31, 2021 **Corp/Elims Operating income (Loss) represents the Corporate office expenses and $8.1 million of unallocated expenses that are shown on the Consolidated Statement of Earnings as their own line items.

NON-GAAP RECONCILIATIONS K A M A N . C O M 12 Millions of U.S. dollars Twelve Months Ended December 31, 2021 Net Sales $ 70 EBIT $ 27 Depreciation and amortization $ 1 EBITDA $ 28 EBITDA margin 40.0% Table 2. Parker Aircraft Wheel & Brake EBITDA and EBITDA Margin (unaudited) NOTE: Unaudited financial information provided by Parker, rounded to the nearest whole number.